SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K
                                AMENDMENT NO. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 6, 2000



                              WORLDBID CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

          000-26729                                        88-0427619
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   (Commission File Number)                    (IRS Employer Identification No.)


     1110 - 1175 Douglas Street, Victoria, British Columbia, Canada, V8R 5R5
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               (Address of Principal Executive Offices) (Zip Code)


                                 (250) 475-2248
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              (Registrant's Telephone Number, Including Area Code)



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          (Former name or Former Address, if Changed Since Last Report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Sarna & Company (the "Former Accountant"), was replaced as independent certified public accountant and independent auditor for Worldbid Corporation (the "Company") on November 6, 2000. The Company's decision to change accountants was approved by its Board of Directors.

     During the period from inception to April 30, 1999 and through the fiscal year ended April 30, 2000, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused it to make reference thereto in its report on the financial statements for such year.

     During the period from inception to April 30, 1999 and through the fiscal year ended April 30, 2000, the Former Accountant's Report did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the period from inception to April 30, 2000, and through the date of this report, the Former Accountant did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(iv)(B)(1) through (3) of Item 304 of Regulation S-B.

     On November 6, 2000, the Company engaged KPMG LLP Chartered Accountants as its independent auditors and independent certified public accountant.

     The Company has provided the Former Accountant with a copy of the foregoing disclosures and has requested in writing that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. A copy of such letter has been filed as an exhibit to this report in accordance with Item 601 of Regulation S-B.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits. The following exhibit is filed as part of this report:

          Exhibit
          Number    Description
          ------    -----------

          16.1 Letter, dated November 21, 2000 from Sarna & Company (the "Former Auditor") to the Securities and Exchange Commission stating that it has reviewed Item 4 in the Form 8-K and is in agreement.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Worldbid Corporation
                                          (Registrant)


Date:  November 21, 2000                  By: /s/ Barry Alexander
                                             -----------------------------------
                                             Name: Barry Alexander
                                             Title: Secretary

                                 EXHIBIT INDEX

Exhibit
Number         Description
------         -----------

16.1 Letter, dated November 21, 2000 from Sarna & Company (the "Former Auditor") to the Securities and Exchange Commission stating that it has reviewed Item 4 in the Form 8-K and is in agreement.